Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, Principal Executive Officer of Western Asset Funds, Inc. (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ James W. Hirschmann	Date June 5, 2006
James W. Hirschmann
Principal Executive Officer

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Principal Financial Officer of Western Asset Funds, Inc. (“Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Marie K. Karpinski	Date June 1, 2006
Marie K. Karpinski
Principal Financial Officer